SCUDDER
                                                                     INVESTMENTS


Scudder Focus Value+Growth Fund

Class I

Supplement to the currently effective prospectus

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For Class I shareholders of Scudder Focus Value+Growth Fund only:

Class I has been renamed Institutional Class. Your initial investment must be for at least $1,000,000. The eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Class I shares.

Eligibility Requirements for Purchasing Institutional Class Shares

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A current or former Director or Trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.









               Please Retain This Supplement for Future Reference




September 24, 2004